                                                                    EXHIBIT 10.3

             FILED                                 Judgment on complaint and on
         DEC 21, 1993                              cross-complaint (see p. 4
GARY L. GRANVILLE, County Clerk                    ln. 10.)
     By   /s/ JS   DEPUTY
        ----------                                 Judgment contains only those
                                                   portions of special verdict
                                                   answered by jury. (NOTE: the
                                                   directions to the next
                                                   question are included.) See
                                                   *** on page 2.


                  SUPERIOR COURT OF THE STATE OF CALIFORNIA
                           FOR THE COUNTY OF ORANGE

_______________________________
                               )             CASE NO. 667105
SHAW/CROOKALL, a California    )
general partnership,           )             JUDGMENT ON COMPLAINT AND
                               )             CROSS-COMPLAINT, INCLUDING
                   Plaintiff,  )             JUDGMENT OF FORECLOSURE
                               )             AND ORDER OF SALE
            v.                 )
                               )
PACIFIC SCIENTIFIC COMPANY,    )
a California corporation;      )
STRATA TECHNOLOGIES, INC.,     )
a California corporation;      )
FIRST AMERICAN TITLE           )
INSURANCE COMPANY,             )
a California corporation;      )
and DOES 1 through 200,        )
inclusive,                     )
                               )
                  Defendants.  )
_______________________________)
                               )
PACIFIC SCIENTIFIC COMPANY,    )
                               )
           Cross-Complainant,  )
                               )
            v.                 )
                               )
SHAW/CROOKALL, a California    )
partnership,                   )
DONALD W. SHAW, CHARLES E.     )
CROOKALL, and DOES 1           )
through 100, inclusive,        )
                               )
            Cross-Defendants.  )
_______________________________)

               This action came on regularly for trial on October 15, 1993, in Department 31 of the above entitled Court, the Honorable William F.
Rylaarsdam, Judge, presiding. The plaintiff and cross-defendant Shaw/Crookall, and cross-defendants Donald W. Shaw and Charles E. Crookall, appeared by attorney Thomas Kallay of the Law offices of David M. Harney. The defendant and cross-complainant Pacific Scientific Company (hereinafter "Pacific Scientific") appeared by attorneys Jeffrey S. Davidson, Alexander F. MacKinnon, and Susan M. O'Sullivan, of the firm of Kirkland & Ellis. The defendant Strata Technologies, Inc. appeared by attorney Abbie P. Maliniak, of the firm of Selman, Breitman & Burgess.

               A jury of 12 persons was regularly impaneled and sworn. Witnesses on the part of the plaintiff and the defendants were sworn and examined, After hearing the evidence, the arguments of counsel, and instructions of the Court, the Fifth and Eleventh Causes of Action of Shaw/Crookall's complaint and the Second Cause of Action of Pacific Scientific's cross-complaint were submitted to the jury with directions to return a verdict on special issues. The jury deliberated and thereafter returned into Court with its verdict consisting of the special issues submitted to the jury and the answers given thereto by the jury, which said verdict was as follows:

       We, the jury in the above entitled action, find the following special verdict on the following questions submitted to us:

                             SHAW/CROOKALL'S CLAIMS

A)     NEGLIGENCE
         Question No. 1:  Was Pacific Scientific negligent?
         Answer "yes" or "no".
         Answer:    No
                  ------
         If you answer Question No. 1 "yes", then answer Question
No. 2, If you answer Question No. 1 "no", then proceed to Question No. 6.
* * * * * * * * * *

B)     RESCISSION

         Question No. 6: Is plaintiff entitled to rescind the contract for any of the following reasons? (You should answer "yes" or "no" for each of these grounds):
                                                          Yes            No
         Failure of Consideration                                         x
                                                         ------        ------
         Negligent Misrepresentation                                      x
                                                         ------        ------
         Mutual Mistake                                                   X
                                                         ------        ------
         Unilateral Mistake                                               x
                                                         ------        ------

         If you answered "yes" for failure of consideration in Question No. 6, Then answer Question No. 7. Otherwise, proceed directly to Question No. 8.
* * * * * * * * * *

                       PACIFIC SCIENTIFIC'S CLAIM

A) WASTE

        Question No. 8: Is Pacific Scientific entitled to recover on its claim against cross-defendants Shaw/Crookall, Donald Shaw and Charles Crookall for waste?

       Answer "yes" or "no".
       Answer:     Yes
               -----------
       If you answer Question No. 8 "no", then sign and return this verdict. If you answer Question No. 8 "yes", then answer Question No. 9.

       Question No. 9: Did cross-defendants recklessly or intentionally cause waste on the property?

       Answer "yes" or "no".
       Answer:     Yes
               -----------
Dated: November 12, 1993                                    /s/ Laura Bright
       -----------------                                    ----------------
                                                            Foreperson

                 It appearing that by reason of said special verdict that Pacific Scientific is entitled to a judgment that Shaw/Crookall take nothing on the Fifth and Eleventh Causes of Action in Shaw/Crookall' s complaint submitted to the jury, AND,
                 It appearing that by reason of said special verdict, and a further Order of the Court, that Pacific Scientific is entitled to a judgment on its cross-claim for waste against Shaw/Crookall only, AND,
                 Shaw/Crookall having voluntarily dismissed the First, Second, Third, Fourth, and Ninth Causes of Action of its complaint, Pacific Scientific having voluntarily dismissed the Third and Fourth Causes of Action of its cross-complaint, and the Court having dismissed the Sixth--and Twelfth Causes of Action of Shaw/Crookall's complaint, AND,

               Having ordered a directed verdict in favor of defendant Strata Technologies, Inc., on Shaw/Crookall's claims against it, AND,

               Having considered Shaw/Crookall's claims for public and private nuisance, Pacific Scientific's cross-claim for foreclosure based on monetary default, and the amount of damages for waste, all of which were submitted to the Court for decision, and for which an oral statement of decision was rendered on November 22, 1993,

               NOW, THEREFORE, IT IS ORDERED, ADJUDGED AND DECREED:

               1. That Pacific Scientific Company (hereinafter "Pacific Scientific"), Strata Technologies, Inc., and First American Title Insurance Company have judgment that Shaw/Crookall recover nothing by reason of Shaw/Crookall's complaint,
               2. That Pacific Scientific have judgment against Shaw/Crookall on Pacific Scientific's cross-claim for foreclosure based on monetary default on the Promissory Note Secured By Deed of Trust (hereinafter "Note") executed by Shaw/Crookall in favor of Pacific Scientific, on the terms set forth in paragraphs 3 through 10 below,
               3. Shaw/Crookall is indebted to Pacific Scientific in the following amount:

               (a)     Principal and interest in the amount of
                       $6,392,177,00 as of October 31, 1993, plus $1,732.00
                       accruing each day thereafter;
               (b)     Trustee's fees and expenses in the amount of $10,822.00;
                       and
               (c)     Actual costs of foreclosure and sale.

This amount is secured by the Deed of Trust set forth in Pacific Scientific's cross-complaint.

                4. The real property described in paragraph 10 below, or as much as may be necessary, will be sold in the manner prescribed by law, and the writ of sale will issue to the Sheriff of Orange County, ordering and directing the Sheriff to conduct such sale. Any party to this action may purchase at the sale.
                5. From the proceeds of the sale the Sheriff will pay to Pacific Scientific, after deducting costs of Court and the expenses of the levy and sale, the amount of the indebtedness described in paragraph 3 above.
                6. If any surplus remains after the payments specified in paragraph 5 are made, the surplus will be paid to Shaw/Crookall.
                7. Cross-defendant Shaw/Crookall is personally liable for payment of the amount of indebtedness secured by the Deed of Trust described in paragraph 3 above, and is an entity against which a deficiency judgment may be ordered. The Court retains jurisdiction to determine the amount of the deficiency, if any.
                8. After the time allowed by law for redemption has expired, Shaw/Crookall will be forever barred from any right of redemption. At that time, the Sheriff will execute a deed of sale to the purchasers, who may then take possession of the property, if necessary with the assistance of the Sheriff of Orange County.
                9. Shaw/Crookall, all persons claiming from or under Shaw/Crookall, all persons and their personal representatives having liens subsequent to the Deed of Trust by judgment or decree on the described real property, all persons and their heirs or personal representatives having any lien or claim by or under such subsequent judgment or decree, all persons claiming under them, and all persons claiming to have acquired any estate or interest in the premises after the recording of notice of the pendency of this action with the County Recorder are forever barred and foreclosed from all equity of redemption in and claim to the property, from and after delivery of the deed by the Sheriff.
              10. The property that is the subject of this Judgment and order is commonly described as 1350 South State College Boulevard, Anaheim, California, and is legally described as:
                   ALL THAT CERTAIN LAND SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF ORANGE, CITY OF ANAHEIM, DESCRIBED AS FOLLOWS:

                   THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 24, TOWNSHIP 4 SOUTH, RANGE 10 WEST, IN THE RANCHO SAN JUAN CAJON DE SANTA ANA, AS SHOWN ON A MAP RECORDED IN BOOK 51, PAGE 10 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA.

                   Excepting therefrom the east 10.00 feet thereof.

              IT IS FURTHER ORDERED, ADJUDGED, AND DECREED:
              11. That Pacific Scientific have judgment against
Shaw/Crookall on Pacific Scientific's cross-claim for waste, in an amount determined as follows:

              (a)  $ 300,000.00 for diminution in market value; plus

              (b) $ 303,343.00 for unpaid real property taxes, an amount which increases by $3,315.00 on the first day of each month, commencing December 1, 1993.

Shaw/Crookall is liable for the amounts in (a) and (b) above to the extent that the amount Shaw/Crookall is indebted to Pacific Scientific on the Note, as described in paragraph 3 above, is not satisfied by application of the proceeds from the foreclosure sale ordered by the Court.

                 12. That Pacific Scientific recover postjudgment interest on the amounts in subparagraphs (a) and (b) of paragraph 11 above from the date of the foreclosure sale ordered by the Court, at an annual rate of 10%.
                 13. That Pacific Scientific shall take nothing on its cross-claim from Donald W. Shaw or Charles E. Crookall. Nothing in this judgment shall prejudice any rights of Pacific Scientific under California partnership law to recover from Donald W. Shaw, as Trustee of the Donald W. Shaw Revocable Trust/ or Charles E. Crookall, the general partners of Shaw/Crookall, for any unsatisfied obligations or liabilities of the partnership.
                 14. That defendants recover their costs of suits.

DATED: 12/21/93
      -----------




                                                   WILLIAM F. RYLAARSDAM
                                                   ---------------------------
                                                   JUDGE OF THE SUPERIOR COURT
                                                   ----------------------------

- ---------------------------------------------------------------------------------------------------------------------------
ATTORNEY OR PARTY WITHOUT ATTORNEY (Name and Address)      TELEPHONE NO.             LEVYING OFFICER (Name and Address)

KIRKLAND AND ELLIS, ATTORNEYS AT LAW                          (213)                  SOLD TO 8-25-94
300 S. GRAND AVE. SUITE 3000                                 680-8400                PEER ALDEN SWAN
LOS ANGELES, CA 90071                                                                $2,800,000.00
                                                                                     AGAINST JUDGEMENT
ATTORNEY FOR (Name):
- -------------------------------------------------------------------------------
NAME OF COURT, JUDICIAL DISTRICT OR BRANCH COURT, IF ANY

ORANGE COUNTY SUPERIOR COURT
- -------------------------------------------------------------------------------
PLAINTIFF:  SHAW/CROOKALL

DEFENDANT:  PACIFIC SCIENTIFIC COMPANY
- ---------------------------------------------------------------------------------------------------------------------------
                                                                                   LEVYING OFFICER FILE NO.  COURT CASE NO.
          NOTICE OF MARSHAL'S SALE                                                 NOCS667105-A              66 71 05
- ---------------------------------------------------------------------------------------------------------------------------

By virtue of a writ issued on   1-6-94  , 19___ in the above designated
                              ----------
Court, upon a judgment entered    12-21-93    in favor of judgment creditor(s),
                               ---------------
                                    (DATE)

              PACIFIC SCIENTIFIC COMPANY
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
and against judgment debtor(s)         SHAW/CROOKALL
                              --------------------------------------------------

- -------------------------------------------------------------------------------
showing a net balance of $  6,506,926,00  actually due on said judgment on
                          ---------------
the date of the issuance of said writ, I have levied upon all right, title and interest of said judgment debtor(s) in the property in the County of Orange, State of California, described as follows:

REAL PROPERTY COMMONLY KNOWN AS 1350 S. STATE COLLEGE BLVD./ANAHEIM/CA.

Legal Description as follows: The northwest quarter of the southwest quarter of the northwest quarter of Section 24, Township 4 South, Range 10 West, in the Rancho San Juan Cajon de Santa Ana, as shown on a map recorded in Book 51, Page 10 of Miscellaneous Maps, records of Orange County, California.

Excepting therefrom the east 10.00 feet thereof.

If the subject of this sale is real property and it has no street address or other common designation, directions to its location may be obtained from the Marshal's Office upon request.

Prospective bidders should refer to Sections 701.510 to 701.680, inclusive, of the Code of Civil Procedure for provisions governing the terms, conditions, and effect of the sale and the liability of defaulting bidders.

NOTICE IS HEREBY GIVEN that on  AUGUST 25  , 19 94, at 10  o'clock  A.  M.
                               ------------    ---    -----        -------
at (COURTHOUSE STEPS) 1275 N. BERKELEY - NORTH MUNICIPAL COURT
  --------------------------------------------------------------------------
City of  FULLERTON  , County of Orange, State of California I will
       -------------
sell at public auction to the highest bidder, for cash in lawful money of the Untied States, all the right, title and interest of said judgment debtor(s) in the above described property, or so much thereof as may be necessary to satisfy said execution, with accrued interest and costs.
                                                         PROPERTY WILL BE SOLD
                       APPROXIMATE MINIMUM BID $ N/A .   SUBJECT TO THE RIGHT
                                                -----    OF REDEMPTION
Dated  JULY 26  , 19 94.
     -----------    ---
Division:  NORTH

MARSHAL OF ORANGE COUNTY            MICHAEL S. CARONA
     NORTH DIVISION                 Marshal, Orange County
1275 N. BERKELEY AVE. RM 360
FULLERTON, CALIFORNIA 92632
                                    By /s/ E. NORLEEN N52  , Deputy
                                       --------------------

        NOTE: Do not take down or deface a posted notice before the sale or satisfaction of judgment. Penal Code Section 616 (misdemeanor).